U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                       SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                   SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. 1)
Filed by the Company [x]
Filed by a Party other than the Company [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

                        United EcoEnergy Corp.
                  (Name of Company in Its Charter)


             ______________________________________
          (Name of Person(s) Filing Proxy Statement,
                  if Other Than the Company)


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      6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction
applies:
______________________________________________________________

2.	Aggregate number of securities to which transaction
applies: _______________________________________________


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computed pursuant to Exchange Act Rule 0-11  (set forth
the amount on which the filing fee is calculated and
      state how it was determined):  _________________________
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Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous
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Notes:









































                           United EcoEnergy Corp.
                             409 Brevard Avenue
                            Cocoa, Florida 32922

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, June 30, 2006

       Notice is hereby given that the Annual Meeting of shareholders of United EcoEnergy Corp., a Nevada corporation (Company), will be held on Friday, June 30, 2006, at the Company offices located at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT) for the following purposes:

1.	To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: William K. Mackey, Adam Mayblum, John Paul DeVito, William L. Sklar and Alec Hoke.

2.	To ratify the decision by our Audit Committee to retain Berman Hopkins
Wright & Laham, CPAs, LLP as our independent registered accounting firm for the fiscal year that commenced on January 1, 2006;

3.	To approve the amendment of the Articles of Incorporation of the
Company to increase the authorized shares of common stock from 50 million shares to 150 million shares;

4.	To ratify the decision of the Board of Directors to enter into an
Investment Advisory Agreement with United EcoEnergy Advisors, LLC., as amended

5.	To approve an Amended Certificate of Designation for the Series A
Convertible Preferred Stock of the Company.

6.	To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on May 22, 2006 are entitled to vote at the meeting or any postponement or adjournment thereof.

       Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of our Annual Report for the fiscal year ended December 31, 2005 and our amended quarterly report for the quarter ended March 31, 2006 on Form 10-Q/A as filed with the Securities & Exchange Commission, will be provided on request or you may obtain copies online from the Securities and Exchange Commission Website at www.sec.gov. (Search for Company Filings).


By order of the Board of Directors
June 9, 2006


/s/  Robert Hipple
Robert Hipple, Secretary


PROXY STATEMENT

United EcoEnergy Corp.
409 Brevard Avenue
Cocoa, Florida 32922


      This Proxy Statement is being furnished to shareholders at the direction and on behalf of the board of directors of United EcoEnergy Corp., a Nevada corporation (Company), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, June 30, 2006 at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (PDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

      The matters to be submitted to the shareholders for approval at the Annual Meeting are:

      1.	Election of the following as directors of the Company
until the next Annual Meeting and until their successors are duly elected and qualified:

      Adam Mayblum
      William K. Mackey
      Alec Hoke
      John Paul DeVito
      William Sklar

      2.	Approval of an amendment to the Articles of
Incorporation to increase the number of authorized shares of the Company par vale $0.001 common stock from 50 million shares to 150 million shares.

      3.	Ratification of the decision of the Audit Committee to
appoint Berman Hopkins Wright & Laham, CPAs, LLP as the independent auditors of the Company for the fiscal year beginning January 1, 2006.

	4.	Ratification of the appointment of United EcoEnergy
Advisors, LLC as investment advisors to the Company and approval of the investment advisory agreement, as amended.

	5.	Approval of the Amended Statement of Designation for
the Series A Convertible Stock of the Company, to be filed with the Secretary of State for the State of Nevada.

	6.	Approval of such other matters as may properly be
brought before the Annual Meeting.

      Shareholder proposals must be submitted to the Company not later than April 30, 2006 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in June, 2007. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about June 20, 2006.

VOTING SECURITIES

      The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on June 15, 2006. On June 15, 2006, the Company had issued and outstanding 28,468,900 shares of $0.001 par value common stock and 1,000,000 shares of Series A Convertible Preferred Stock, which is non-voting except in defined circumstances. The only matter to be brought before the Annual Meeting on which the holders of Series A Convertible Preferred Stock are entitled to vote is for the approval of the Amended Certificate of Designation for the Series A Convertible Preferred Stock, and the Company has already received the signed written consent of all of the holders of the outstanding preferred stock, consenting to the Amended Certificate of Designation for the Series A Convertible Preferred Stock. Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such shareholder, on any matter that may properly come before the meeting. There will be no cumulative voting right on any shares.

      The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

      All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting, except as noted below. Pursuant to applicable Nevada law, there are no dissenters rights relating to the matters to be voted on.

STOCK OWNERSHIP

	The following table sets forth information regarding the beneficial ownership of shares of our common stock as of June 15, 2006 (28,468,900 issued and outstanding) by (i) all stockholders known to us to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group (except as otherwise noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them):

Name and Address			           Amount & Nature
of Beneficial				      of Beneficial		Percent
 Owner     	                Position	  Ownership   		of Series
-----------------------------------------------------------------------------
William K. Mackey		    Chairman, CEO	           0	          --
9632 NW 7th Circle		 Director
#1724
Plantation, FL 33324

Adam Mayblum		     Director(1)	  13,470,150              47.3
50 Andrew Lane
New Rochelle, NY 10804

William L. Sklar		     Director		      0		     --
513 Roselawn Avenue
Toronto, Canada M5N 1K2

Alec Hoke			     Director		      0		     --
721 Carriage Hill Lane
Boca Raton, FL  33486

John Paul DeVito		     Director			0		     --
1201 Hardscrabble Road
Chappaqua, NY 10514

Robert Hipple		     CFO			      0	           --
412 Brevard Avenue           Secretary/
Cocoa, Fl 32922              Treasurer
---------------------------------------------------------------------------
*All directors & officers			    13,470,150	         47.3
 as a group (6 persons)

Enterprise Partners, LLC			    26,940,300	         94.7
50 Andrew Lane
New Rochelle, NY 10804

Enterprise Partners LLC also owns 1,000,000 shares of the Series
A Convertible Preferred Stock of the Company, representing 100 percent of the Series A Convertible Shares issued and outstanding


(1)	Adam Mayblum is a 50 percent owner of Enterprise Partners,
LLC, which owns 26,940,300 shares of common stock and 1,000,000 shares of Series A Convertible Preferred Stock and is therefore considered the beneficial owner of 13,470,150 common shares and 500,000 preferred shares.

(2)	None of these security holders has the right to acquire any
amount of the common or preferred shares within sixty days, from options, warrants, rights, conversion privileges, or similar obligations

(2)  	Applicable percentage ownership of common stock is
based on 28,468,900 shares issued and outstanding on June 15, 2006 divided by the total common stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(5)	The Series A Preferred Stock, issued on February 28, 2006,
is convertible after one year following its issuance. There are no other plans or arrangements to issue any additional Series A
Preferred Stock at this time.




EXECUTIVE COMPENSATION

Summary Compensation Table

			                                         Long-Term
Compensation
				 Annual Compensation  	          Awards
	Payouts
                      ----------------------------------------------------------
--------------------
  (a)			      (b)	 (c)    (d)       (e)	   (f)	      (g)
(h)	     (i)
									               Securities
	           All
  Name and						             Restricted	   Underlying
	 ($)	    Other
  Principal			       ($)	  ($)        ($)     Stock	    Options
LTIP	   Compen-
  Position 	           Year   Salary Bonus	Other	 Awards($)	    & SARs(#)
Payouts   sation($)
---------------       ----------------------------------------------------------
---------------------

Stephen M. Siedow      2005   $ -0-    None	 None	   None	       None
None	 $ -0-
 Former Chairman,      2004   $ -0-    None	 None	   None		 None
None	 $ -0-
 President/CEO/CFO     2003   $ -0-    None	 None	   None		 None
None	 $ -0-

None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.


Employment Agreements.

      The Company has not entered into any employment agreements with any officer or director of the Company, or with any other employees. The Company has entered into a Consulting Agreement with CF Consulting, LLC pursuant to which Robert Hipple serves as our CFO and corporate counsel.

Other Compensation.

	(a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2004 provided for or contributed to by the company.

      (b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any director. Our Compensation Committee will determine the compensation to be paid to our independent directors. No compensation has yet been approved or paid to any of our directors.






Item 1: ELECTION OF DIRECTORS

Directors and Executive Officers.

	The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.


	There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers except as noted below. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

William K. Mackey - Chief Executive Officer, Chairman and Director. Mr. Mackey, age 54, joined United EcoEnergy after thirty years of C level experience in both public and private companies. He began his career in the chemical process industry where he spent 21 years in various roles from sales & marketing, the laboratory from technician to Technical Director, as Plant Manager and various executive positions including President and Chairman of the Board. Mr. Mackey also has 10 years of public company experience acting as a Director, Chairman and CFO, President and CEO. He has managed multiple locations and hundreds of employees at a time during his tenure. His experience has allowed him to access the capital markets for both debt & equity, communicate his company message to the investing public and close 22 M & A transactions. Mr. Mackey also has a one-third interest in United EcoEnergy Advisors, LLC, the designated investment advisor to the Company.

Adam Mayblum, age 40, co-founded United EcoEnergy Advisors, LLC, the investment advisor for the Company, in which he holds a one-third interest, and is a principal and founder of Enterprise Partners, LLC, the majority common stockholder and the sole owner of the Series A Convertible Preferred Stock of the Company. Prior to founding Enterprise Partners, LLC, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES (Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

Alec Hoke is a senior vice president of Summit Brokerage Services in Boca Raton, Florida. Prior to that he was a senior vice president at First Union Securities until it merged with Wachovia Securities. He has extensive experience in venture capital as well as specialized industry analysis. Alec expanded his knowledge into stock market related work with several venture capital and investment banking firms, specializing in start-up financing. Mr. Hoke started his investment career with Massachusetts Mutual Life Insurance Company where he developed skills in estate planning and needs analysis to manage risk.
He is a native of Princeton, New Jersey. He attended Rutgers University on a football scholarship, where he was an All-American linebacker and earned his degree in Management.

William L. Sklar has served as a consultant with Willmar Management Corp. since 1988. Since September 2004 Mr. Sklar has been the President and a Director of PaperFree Medical Solutions, Inc., a company trading on the OTC BB. He has also served as a Director of Pathogenics, Inc., a public company since January 2005. Since October 26, 2005 Mr. Sklar has been a director of Radiate Research a public company. From July 1983 to October 1988 Mr. Sklar was the owner of Western Bag & Burlap a
textile manufacturer.   Mr. Sklar, aged 58, holds a Bachelor of
Commerce from the University of Toronto.

John Paul DeVito is currently Director of Business Development for Bon-Trade Solutions, Inc., and has worked in the securities and investment banking industry for thirty years. He has served as COO of May Davis Group, Inc.; CEO of EastBrokers International, Inc., a broker Dealer specializing in emerging markets in Central and Eastern Europe; and Vice President of JB Oxford & Company, Inc. He has also worked with PaineWebber Incorporated and Smith Barney Harris Upham & Co. He holds a BA in Psychology from New York University and a Diploma in Financial Planning, also from New York University. He currently holds Series 4, 7, 24, 27, 54, 55, 63 and 65 licenses from the NASD, Inc.

Robert Hipple will serve as Chief Financial Officer of the Company on a consulting basis through CF Consulting, LLC. Mr. Hipple is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director, for several public (NYSE, AMEX and NASDAQ) companies. He also has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, was President and CEO of iWorld Projects & Systems, Inc., a publicly traded business development company, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company based in the Chicago area from August 1999 to April 2001. Mr. Hipple also serves as contract Chief Financial Officer for Neptune Industries, Inc., an OTC BB traded (NPDI) company in the aquaculture business based in Boca Raton, Florida.

Certain Relationships and Related Transactions.

	During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below.

    	(a) During 2004 and 2005, the Company used the offices of its former CEO, Stephen M. Seidow, as its principal offices on a rent free basis. In addition, Mr. Seidow advanced funds to the Company on a loan basis to pay for audit expenses and other operating expenses, which advances were reflected as liabilities of the Company on its financial statements through December 31, 2005. All of the amounts advanced by Mr. Seidow have been paid during the First Quarter of 2006.

	(b) In February 2006, the Company approved a sub-lease of office space with CF Consulting LLC, which our CFO, Robert
Hipple, also serves as a managing member. The lease space serves as the principal offices of the Company and the monthly sub-lease amount of $450 includes office space, telephone, facsimile, utilities and Internet access for the Company. The Company also has entered into a consulting agreement with CF Consulting LLC to provide CFO and General Counsel services to the Company.

 	(c)	In February 2006, the Board of Directors authorized
the issuance of 1,000,000 shares of Series A Convertible
Preferred Stock to our majority shareholder, Enterprise
Partners, LLC, In return for an advance of $60,000 to the Company to pay existing liabilities to our former CEO, Stephen
Seidow, and for operating capital.

The Series A Convertible Preferred Stock issued to Enterprise Partners, LLC is $0.001 par value stock, which may be converted into common stock based on a formula under which conversion is equal to 1 divided by the 30 day trailing average stock price of the common shares at the time of the conversion election, but not more than 15 common shares for each preferred share converted. No conversion may occur until after one year from the date of issue. The Company may redeem the Series A Convertible Preferred Stock in whole or in part beginning 181 days after issue at $0.75 per share, and after 365 days from issue at $0.95 per share. The Series A Convertible Preferred Stock automatically converts into common stock following the second anniversary of issue, at the formula price if not redeemed prior to that date. A copy of the Statement of Designation for the Series A Convertible Preferred Stock is attached our Annual Report on Form 10-K for 2005 as Exhibit 9.2. It is proposed that this Statement of Designation be amended in several respects, and the amendments will be submitted to the shareholders for approval at the Annual Meeting. A copy of the Amended Statement of Designation for the Series A Convertible Preferred Stock is attached to this Proxy as Attachment A.

Our Director, Adam Mayblum, is a fifty percent member of Enterprise Partners, LLC and therefore did not participate in the decision to issue the Series A Convertible Preferred Stock to Enterprise Partners, LLC or in the decision to amend the Certificate of Designation for the Series A Convertible Preferred.

		For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its shareholders. In addition, in each case, the full board of directors made the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

	Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors.
As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

	Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

	Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d), and certain written representations from executive officers and directors, the Company is not aware of any of the required reports that have not been timely filed, except reports for the prior ownership of our former CEO, Stephen M. Seidow during 2004 and 2005. Mr. Seidow is no longer a shareholder of the Company, having sold his entire interest in the Company in February 2006.

Code of Ethics.

      The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or (iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a)	Audit Committee.

      The Audit Committee of the Company consists of Messrs. Hoke, Sklar, and DeVito, all being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Sklar has been designated the financial expert on our Audit Committee in compliance with Item 401(e) of Regulation S-B. The Company has had one meeting of this committee since its appointment in February 2006, at which the Audit Committee appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company for the fiscal year beginning January 1, 2006..

      The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of our board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of our independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-K.

      The Company policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee approved the appointment of Berman Hopkins
Wright & LaHam CPAs, LLP as the auditors of the Company for the fiscal year beginning January 1, 2006.

(b)	Governance and Nominating Committee.

      The members of our Governance and Nominating Committee are Messrs. Hoke, Sklar, and DeVito, all independent directors. The Governance and Nominating Committee has responsibility to provide guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of directors responsibilities relating to good governance and management. The Committee is also charged with the duty to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors;
(f) annually evaluate the performance and function of this g Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firms fees and other retention terms; and (h) annually, review and update its own charter for consideration by the board of directors. The Company had no meetings of this committee in 2005 as the Committee was first appointed in February 2006.

      There are no specific, minimum qualifications that must be met by a Governance and Nominating Committee recommended nominee for a position on our board of directors. In addition, there are no specific qualities or skills that the Nominating
Committee believes are necessary for one or more of our directors to possess.

      The Governance and Nominating Committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. Our board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to our Secretary, Robert Hipple.

      The process of the Governance and Nominating Committee for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

      The current nominees for director were recommended by the Governance and Nominating Committee.

(c)	Compensation Committee.

      	The Compensation Committee consists of Messrs. Hoke, Sklar, and DeVito, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing our compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had no meetings of this committee in 2005 as the Committee was not appointed until February 2006.

      (d)	Investment Committee.

      The members of the Investment Committee are Messrs. Mayblum, Hoke and DeVito, a majority being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing our contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of our investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2005 as the Committee was not appointed until February 2006.



Meetings of the Board of Directors.

	During the fiscal year ended December 31, 2005, the total number of meetings of the board of directors held was one, which was held by unanimous written consent of our then sole director, Stephen M. Siedow.


      The Company does not yet have a policy with regard to board members attendance at annual meetings, but this issue will be addressed by the Governance and Nominating Committee during 2006. The Company did not have an annual meeting last year.

Communications to the Board of Directors.

	Our board of directors does provide a process for security holders to send communications to the board of directors.
Security holders can send communications to our Secretary, Robert Hipple, at the Company address; such communications will then be forwarded to the rest of the board of directors for review and discussion.

VOTE REQUIRED:

     The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to elect each of the nominees for the Board of Directors.

     Our board of directors recommends that you vote FOR the election of each of the nominees for the Board of Directors.

Item 2:  AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

	     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 50,000,000 shares to 150,000,000 shares par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment B to this proxy statement.

     Authorizing an additional 100,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of the Company, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholders investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholders investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this proxy statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED:

     The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares.

     Our board of directors recommends that you vote FOR the amendment of our articles of incorporation to increase the number of our authorized common shares as described in Attachment B hereto.

Item 3:  APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Comiskey & Company, PC of Denver, Colorado, issued the report for our audited financial statements for the fiscal years ended December 31, 2005 and December 31, 2004. Comiskey & Company, PC declined to stand for re-appointment as our auditors for the fiscal year ended December 31, 2006 as a result of our election to be treated as a Business Development Company made in February 2006, because it did not have experience as auditor for a BDC. There were no disputes over accounting policy, procedure or disclosure with Comiskey & Company, PC.

	The Audit Committee has appointed Berman Hopkins Wright &
LaHam CPAs, LLP of Winter Park, Florida and Merritt Island,
Florida, as our independent auditors for the year 2006.

Audit Fees.

      The aggregate fees billed for each of the last two fiscal years for professional services rendered by Comiskey & Company, PC for the audit of our annual financial statements, and review of financial statements included in our Form 10-QSBs and our Form 10-K for 2005 were: 2004: $2,050; and 2005: $2,050.

Audit-Related Fees.

      The aggregate fees billed in each of the last two fiscal years for assurance and related services by Comiskey & Company, PC that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Comiskey & Company, PC for tax compliance, tax advice, and tax planning: 2005: $0; and 2004:
$0.

All Other Fees.

      The aggregate fees billed in each of the last two fiscal years for products and services provided by Comiskey & Company, PC, other than the services reported above: $0.

      Our Audit Committee has already appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2006. The board of directors of the Company recommends a vote FOR a ratification of the decision to retain Berman Hopkins Wright & LaHam CPAs, LLP for the fiscal year then commenced.

      The Company had no prior relationship with Berman Hopkins
Wright & LaHam CPAs, LLP, and no audit-related fees, tax fees or other fees were billed to the Company by Berman Hopkins Wright &
LaHam CPAs, LLP for any prior period.

      Representatives of Comiskey & Company, PC are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so.
Representatives of this firm are not expected to be available to respond to appropriate questions.

      Representatives of Berman Hopkins Wright & LaHam CPAs, LLP, are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

           The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of Berman Hopkins Wright & LaHam CPAs,
LLP by the independent Audit Committee of the Company as the independent auditor of the Company for 2006.

      The Board of Directors recommends that you vote FOR the ratification of Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company

Item 4:  RATIFICATION OF INVESTMENT ADVISOR AGREEMENT

	On February 19, 2006, the Board of Directors approved the appointment of United EcoEnergy Advisors, LLC as the investment advisors for the Company, pursuant to an Investment Advisory and Management Agreement. The appointment of United EcoEnergy Advisors, LLC and the approval of the terms of the Investment Advisory and Management Agreement, as amended (the Agreement) were adopted by a majority of the Board of Directors, with Adam Mayblum and William K. Mackey abstaining from the discussion and vote. Mr. Mayblum and Mr. Mackey are each one-third owners of United EcoEnergy Advisors, LLC (the Advisor). The Investment Advisory Agreement will be amended as noted below and the amended agreement will become effective on its approval by the shareholders. A copy of the Amended Investment Advisory and Management Agreement is attached to this Proxy as Appendix C.


	Under the terms of the Agreement, the Advisor will provide investment advice and assistance to the Company with respect to locating, reviewing and investing in suitable portfolio investments by the Company recommended by the Investment
Committee and will assist the Investment Committee in determining the value of its portfolio investments from time to time as required for reporting purposes.
      The Company has agreed to pay, and the Advisor has agreed to accept, as compensation for the services to be provided by the Advisor, a base management fee (Base Management Fee) and an incentive fee (Incentive Fee).
     (a) Base Management Fee.
          (i) For services rendered during the period from the effective date of the election under Section 54(a) of the Investment Company Act (the Effective Date) through the end of the reported second full fiscal quarter of the Company thereafter, the Base Management Fee is payable monthly in advance, and is calculated at an annual rate of 2.00% of the value of the total assets of the Company, less the cash proceeds and cash equivalent investments from equity investors that are not invested in debt or equity securities of portfolio companies in accordance with the investment objectives of the Company (the
Gross Invested Assets), valued as of the end of each preceding month during the period.
         (ii) For services rendered after the end of the reported second full fiscal quarter of the Company following the Effective Date, the Base Management Fee is payable quarterly in arrears, and is calculated at an annual rate of 2.00% of the average value of the total assets of the Company, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings
(the Gross Assets), valued as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
          (iii) Base Management Fees payable for any partial month or quarter will be appropriately prorated.
           (iv) Notwithstanding the foregoing, under the original agreement, the Base Management Fee will not be lower than $25,000 per month for the first two years of the term of the Agreement. The Company and the Investment Advisor have agreed to amend the original agreement to remove this minimum payment provision and the Amended Agreement does not contain this minimum monthly payment amount. A copy of the Amended
Investment Advisory and Management Agreement is attached to this Proxy as Appendix C.
     (b) The Incentive Fee consists of two parts, as follows:
          (i) One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that the Corporation receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Company during the calendar quarter, minus the operating expenses of the Company for the quarter
(including the Base Management Fee, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash and includes the proportionate share of the portfolio companies net income allocable to equity holdings that has not been distributed as dividends. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporations net assets at the end of the immediately preceding calendar quarter, will be compared to a hurdle rate of 1.75% per quarter (7% annualized). The Company will pay the Adviser an Incentive Fee with respect to the pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the pre-
Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the pre-Incentive Fee net investment income, if any, that exceeds
2.1875% in any calendar quarter (8.75% annualized). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
          (ii) The second part of the Incentive Fee (the
Capital Gains Fee) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), commencing on March 31, 2009, and will equal 20.0% of the realized capital gains of the Company for the 2008 calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Capital Gains Fee determined as of March 31, 2009 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period ending
March 31, 2009. The amount of capital gains used to determine the Capital Gains Fee shall be calculated at the end of each applicable year by subtracting the sum of the Cumulative Aggregate Realized Capital Losses and Aggregate Unrealized
Capital Depreciation of the Company from the Cumulative
Aggregate Realized Capital Gains. If this number is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of any Capital Gains Fees paid in all prior years. In the event that the Agreement terminates as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
	A copy of the Amended Investment Advisor Agreement with
United EcoEnergy Advisors LLC is attached to this Proxy
Statement as Appendix C
VOTE REQUIRED:

      The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of United EcoEnergy Advisors, LLC as the investment advisor of the Company and to approve the Amended Investment Advisory and Management Agreement. However, the Board of Directors has determined that a majority of the common shareholders other than the shares held by Enterprise Partners, LLC must be voted in favor of the Amended Investment Advisory and Management Agreement, because the principal owners of Enterprise Partners, LLC, our majority common shareholders, are also the owners of the investment advisor.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of United EcoEnergy Advisors, LLC as the investment advisor for the Company and the Amended
Investment Advisory and Management Agreement.

	Item 5: AMENDEMENT OF CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

		The Board of Directors of the Company previously approved the filing of a Certificate of Designations for the Series A
Convertible Preferred Stock, and this decision was ratified by unanimous written consent of our common stockholders in February 2006. A copy of the original Certificate of Designation of Series A Convertible Preferred Stock, as filed with the State of
Nevada on February 27, 2006, was attached as an exhibit to our Form 10-K for the calendar year 2005. The Board of Directors has determined that the Certificate of Designation should be amended in several respects to clarify the qualification of the Series A Convertible Preferred Stock as a senior security for purposes of the business development company rules under the Investment Company Act of 1940. The proposed amendments are:

1.	Section 4 of the existing Certificate of Designation has
been modified to provide that the Series A Convertible
Preferred will have a dividend preference equal to $0.001
per share over the common stock and thereafter will
receive the amount of dividend payable as if the
outstanding preferred stock had been converted to common
stock, and that this dividend must be paid before any
dividend is paid on the common stock. This will clarify
the status of the Series A Convertible Preferred as a
senior security under Section 18(g)of the Investment
Company Act of 1940.
2.	Section 4 of the existing Certificate of Designation also
has been modified to provide that the Series A
Convertible Preferred will have a protective provision
prohibiting the declaration of a dividend on the common
stock, in the terms provided by Section 18(a)(2)(B) of
the Investment Company Act of 1940 to maintain the
required 200 percent asset coverage for the preferred
stock.
3.	Section 5 of the existing Certificate of Designation has
been modified to provide that the Series A Convertible
Preferred Stock will have a liquidation preference over
the common stock equal to $0.01 per share of each
preferred share outstanding, and that, thereafter, the
preferred stock will share in any further liquidation
distribution on a par with the common stock, as if the
outstanding preferred stock has been converted to common
stock.  This again will clarify the status of the Series
A Convertible Preferred as a senior security under
Section 18(g) of the Investment Company Act of 1940.
4.	A provision has been added to the Certificate of
Designations entitling the holders of the Series A
Preferred Stock to elect two directors, voting as a class, as provided in Section 18(a)(2)(C) of the Investment Company Act of 1940.
	VOTE REQUIRED

           The affirmative vote of a majority of the total voting power of the issued and outstanding common stock and a majority of the total voting power of the outstanding Series A
Convertible Preferred Stock, voting as a class, is required to approve the Amended Certificate of Designations for the Series A Convertible Preferred Stock. However, since Enterprise Partners, LLC is the sole holder of the Series A Convertible Preferred Stock and has already consented in writing to the Amended Certificate of Designations for the Series A Convertible Preferred Stock, and Enterprise Partners, LLC also holds a majority of the common stock of the Company outstanding, the independent Board of Directors has determined that a majority of the common shareholders of the Company other than Enterprise Partners, LLC, must approve the Amended Certificate of Designations for the Series A Convertible Preferred Stock, to avoid the appearance of any conflict of interest.

      The Board of Directors recommends that you vote FOR the approval of the Amended Certificate of Designations for the Series A Convertible Preferred Stock.


	By order of the Board of Directors
	June 19, 2006


/s/  Robert Hipple
Robert Hipple, Secretary




                             P R O X Y
                        United EcoEnergy Corp.

Annual Meeting of Shareholders To Be Held June 30, 2006


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Robert Hipple as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of iWorld Projects & Systems (Company) to be held on June 30, 2006, as designated below, all of the common stock of the Company held of record by the undersigned on June 15, 2006, at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m.
(EDT), for matters that properly may come before the meeting or any adjournment thereof.

1.	ELECTION OF DIRECTORS (check one):
					FOR		AGAINST    WITHOLD AUTHORITY

William K. Mackey	           _______     _______        _______

Adam Mayblum		     _______     _______        _______

Alec Hoke                    _______     _______        _______

John Paul DeVito             _______     _______        _______

William Sklar                _______     _______        _______

2.	TO APPROVE A RATIFICATION OF THE DECISION BY OUR AUDIT
COMMITTEE TO RETAIN BERMAN HOPKINS WRIGHT & LAHAM CPAs, LLP, AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR THAT COMMENCED ON JANUARY 1, 2006 (circle one):

FOR                              AGAINST

                 ABSTAIN


3.	TO APPROVE THE AMENDMEENT OF OUR ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHROIZED COMMON SHARES FROM
50,000,000 TO 150,000,000 (Circle One):

   FOR                   AGAINST                        ABSTAIN

4.	TO RATIFY THE DECISION OF OUR BOARD OF DIRECTORS TO RETAIN
UNITED ECOENERGY ADVISORS, LLP AS OUR INVESTMENT ADVISOR AND TO
APPROVE THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
(Circle One):

   FOR                    AGAINST                        ABSTAIN

5.	TO APPROVE THE AMENDED CERTIFICATE OF DESIGNATION FOR THE
SERIES A CONVERTIBLE PREFERRED STOCK.

   FOR                    AGAINST                        ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company to be held on June __, 2006 and the Proxy Statement of such meeting.


Dated: ______________, 2006


__________________________________________________
(Signature of Shareholder)

Print Shareholder Name: __________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAIL
USING THE ENCLOSED ENVELOPE OR FORWARD A SIGNED COPY BY
FACSIMILE TO THE COMPANY AT 321-433-1082, Attention, Robert
Hipple, Secretary.














ATTACHMENT A
                              AMENDED
                   CERTIFICATE OF DESIGNATION

                               of

             SERIES A CONVERTIBLE PREFERRED STOCK

                               of


UNITED ECOENERGY CORP

Pursuant to Section 78.195 of the
Revised Statutes of the State of Nevada

	UNITED ECOENERGY CORP., a corporation organized and existing under the laws of the State of Nevada (the Corporation), does hereby certify that, pursuant to the authority conferred on its board of directors (the Board of Directors) by its articles of incorporation (the Articles of Incorporation), as amended, and in accordance with Section 78.195 of the Revised Statutes of the State of Nevada (NRS), the Board of Directors adopted the following resolution amending the Certificate of Designations establishing a series of 1,000,000 shares of Preferred Stock of the Corporation designated as Series A Convertible Preferred Stock and that a majority of the holders of the outstanding Class A Convertible Preferred Stock and a majority of the outstanding shares of common stock of the Corporation voted in favor of the adoption of this Amended Certificate of Designation of Series A Convertible Preferred Stock

       RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation (the Corporation) by the Articles of Incorporation, and pursuant to the affirmative vote of a majority of the holders of the Series A Convertible Preferred Stock and a majority of the holders of the outstanding common stock of the Corporation, the Statement of Preferences of the Series A Convertible Preferred Stock, $.001 par value, of the Corporation be and hereby is amended, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

ITEM 1.	Series A Convertible Preferred Stock

1. Designation and Amount. There shall be a series of Preferred Stock designated as Series A Convertible Preferred Stock, and the number of shares constituting such series shall be 1,000,000. Such series is referred to herein as the Convertible Preferred Stock.

2. Par Value. The par value of each share of Convertible Preferred Stock shall be $.001.

3. Rank. The shares of Convertible Preferred Stock shall rank prior to all of the Corporations Common Stock, par value $.001 per share (the Common Stock), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary as provided herein. Notwithstanding anything to the contrary in this Certificate, the Corporation shall not declare a dividend (other than a dividend payable in common stock of the Corporation) or a distribution of any other kind on the common stock of the Corporation, and shall not purchase any of its common stock, unless the Convertible Preferred Stock has, at the time of such a declaration of a dividend or distribution, or at the time of any such purchase, an asset coverage of at least 200 percent, as defined in Section 18 of the Investment Company Act of 1940, as hereafter emended from time to time.

4. Dividends. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall first be entitled to receive on the date of payment or distribution of such dividend or other distribution an amount equal to $0.001 per share and thereafter shall be entitled to receive the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless the preferred dividend or other distribution that satisfies this Section 4 is first declared or paid on the Convertible Preferred Stock.

5. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock having a priority on liquidation superior to that of the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall first be entitled to receive an amount equal to $0.01 per share and thereafter shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Convertible

Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 5, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation..

6. Voting Rights. Except as otherwise required by law, the shares of Convertible Preferred Stock shall not entitle a holder thereof to vote on any matter submitted to a vote of the stockholders of the Corporation except for matters as to which the holders of the Convertible Preferred Stock shall vote as a class, as provided in Paragraph 9(c) hereof, and except that the holders of the Convertible Preferred Stock shall at all times vote as a class to elect two (2) of the members of the Board of Directors of the Company at any annual meeting of the shareholders of the Company or at any other meeting of the shareholders at which the Board of Directors shall be elected by the shareholders, and shall vote as a class to elect a majority of the Board of Directors if at any time dividends on the Convertible Preferred Stock shall be unpaid in an amount equal to two full years of dividends, and thereafter until all dividends in arrears have been paid or otherwise provided for.

	7.  Redemption.

(a) The shares of Convertible Preferred Stock may be redeemed by the Corporation at its election by notice to the holders of the Convertible Preferred Stock at any time beginning 181 days after the issue of the Convertible Preferred Stock.

(b) During the period beginning 181 days after the issue of the Convertible Preferred Stock, the Convertible Preferred Stock may be redeemed in whole or in part at a price equal to $0.75 per share of Convertible Preferred Stock.

(c) During the period beginning 366 days after the issue of the Convertible Preferred Stock, the Convertible Preferred Stock may be redeemed in whole or in part at a price equal to $0.95 per share of Convertible Preferred Stock.

(d) In the event that the Corporation elects to redeem all or part of the Convertible Preferred Stock as provided herein, it shall give written notice to the holders of the Convertible Preferred Stock it has elected to redeem, at the addresses shown on the transfer records of the Corporation for such holders, advising the holders of the election and requesting that the stock certificates representing the Convertible Preferred Stock to be redeemed be delivered to the transfer agent for the Corporation, within 30
days of the sending of the Notice of Redemption.   The Corporation shall
deposit the funds necessary to cause the redemption, in an amount equal to the redemption price times the number of shares to be redeemed, with the transfer agent for the Corporation at the end of the said 30 day period for delivery to the holders of the Convertible Preferred Stock to be redeemed by the transfer agent immediately on receipt by the transfer agent of the certificates for the shares of Convertible Preferred Stock being redeemed. Deposit of the funds necessary to pay the redemption price in full shall be deemed to result in the redemption and cancellation of the Convertible Preferred Stock to be redeemed on the books of the Corporation, regardless of when the redemption funds are transmitted to the holders by the transfer agent, who shall be acting as the agent of the holders for purposes of payment of the funds, and the holders of the Convertible Preferred Stock deemed so to be redeemed shall have no further rights or claims as shareholders of the Corporation, including the right to dividends, vote, participation or conversion otherwise provided for herein.


       8.  Conversion Provisions.

(a) Conversion at Option of Holders. Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized, but unissued and unreserved, Common Stock available to issue upon conversion, each share of Convertible Preferred Stock not previously redeemed, shall be convertible beginning after one year from the date of the initial issue of the Convertible Preferred Stock and at any time thereafter, at the option of the holder thereof, , into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, at the rate of the number of shares of Common Stock determined by the formula 1/P, where P is the trailing 30-day volume weighted average trading price of the Common Stock on such exchange or other trading medium on which the Common Stock is then traded, for each full share of Convertible Preferred Stock.
For example, if the weighted average trading price of the Common Stock (P) is $0.20 per share, then the ratio determined by the formula 1/P, would be five (5) common shares for each full share of Convertible Preferred Stock.

       For the purpose of this Certificate of Designation, the term Common Stock shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of February 27, 2006, subject to adjustment as hereinafter provided.

(b) Maximum Conversion Ratio. Notwithstanding the conversion ratio determined by the formula contained in Paragraph 8(a), no share of Convertible Preferred Stock may be converted into more than 15 shares of Common Stock; and no share of Convertible Preferred Stock may be converted into common stock if the result of the conversion would be to cause the issue of common shares at a value less than the then net asset value per share of the common stock or violates the asset coverage rules as determined under Section 18 of the Investment Company Act of 1940.

       (c) Mechanics of Conversion.

(i) Optional Conversion. Any holder of shares of Convertible
Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.


       No adjustments in respect of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

       Any unpaid dividends on shares surrendered for conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

       The Corporation will, as soon as practicable after such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

(ii) Mandatory Conversion. Any Convertible Preferred Stock not previously redeemed or converted as provided herein, shall convert to Common Stock automatically after two years and one day from the date of issue of the Convertible Preferred Stock, in accordance with the conversion formula contained in Paragraph 8(a), as limited by Paragraph 8(b), and the Corporation shall give direction to the transfer agent for the corporation to cancel the remaining certificates on the books of the Corporation and to issue the appropriate number of shares of Common Stock to the holders of the converted Convertible Preferred Stock, in the names and at the addresses of the holders of the redeemed Convertible Preferred Stock on the transfer records of the Corporation.

(c) Changes in Conversion Rate. The Corporation from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Convertible Preferred Stock a notice of the increase at least 15 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

       	The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 8, as shall be determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc. The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

       	If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.

       	The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       (b)  Prior Notice of Certain Events.  In case:

(i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the than-outstanding shores of Common Stock; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Convertible Preferred Stock, at their last address as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(b) Class Voting Rights. So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporations Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10. Outstanding Shares.  For purposes of this Certificate of
Designation, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock;, and (ii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11. Securities Not Registered Under the Securities Act of 1933.
Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

(a) Restrictive Legends. Each share of Convertible Preferred Stock and certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 11), shall be stamped or otherwise imprinted with a legend in substantially the following form:

The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.

(b) Notice of Proposed Transfer; Opinions of Counsel. Except as provided in paragraph (c) of this Section 11, prior to any transfer of any such shares of Convertible Preferred Stock, or Common Stock, the holder thereof will give written notice to the Corporation of such holders intention to effect such transfer and to comply in all other respects with this Section 11. Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

(i) If in the opinion of each such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Convertible Preferred Stock or Common Stock in accordance with the terms of the notice delivered by such holder to the Corporation. Each share of Convertible Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this Section 11, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act. If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such holder thereof as aforesaid, within 20 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Certificate of Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

(ii) If in the opinion of either or both of such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Convertible Preferred Stock or Common Stock until receipt of a further notice from the Corporation under subparagraph (i) above or, in the case of Common Stock, until registration of such Common stock under the Act has become effective.

12. Preemptive Rights. The Convertible Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

13. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

	IN WITNESS WHEREOF, United EcoEnergy Corp.. has caused this certificate to be signed by its President, and its corporate seal to be hereunto affixed and attested by its Secretary, as of the ___ day of June, 2006.

United EcoEnergy Corp.



By:
      William K. Mackey, President
Attest:



By:
      Robert Hipple, Secretary

ACKNOWLEDGMENT

State of Florida
County of _________

       This instrument was acknowledged before me on June ___, 2006 by William Mackey as President of United EcoEnergy Corp.


____________________________
Signature of notarial officer
My commission expires ______________(Seal)
















ATTACHMENT B
RESOLUTIONS TO BE ADOPTED BY THE
STOCKHOLDERS OF
UNITED ECOENERGY CORP.
(the "Company")

          RESOLVED, that an amendment to the Articles of Incorporation increasing the number of authorized shares of common stock to 150,000,000 shares is hereby adopted and approved in all respects; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolution.



































ATTACHMENT C
                                    AMENDED
               INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                    BETWEEN
                             UNITED ECOENERGY CORP.
                                      AND
                        UNITED ECOENERGY ADVISORS, LLC

     AGREEMENT made this ____ day of June, 2006, by and between UNITED ECOENERGY CORPORATION, a Delaware corporation (the
Corporation), and UNITED ECOENERGY ADVISORS, LLC a Delaware limited liability company (the Adviser).
     WHEREAS, the Corporation is a newly organized closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the Investment Company Act);
     WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the
Advisers Act); and
     WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. DUTIES OF THE ADVISER.
     (a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth,
(i) in accordance with the investment objective, policies and restrictions established by the Board of the Corporation and its Investment Committee, as the same shall be amended from time to time (as amended, the Investment Policies), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporations charter and by-laws. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes;
(ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporations investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the discretion, power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporations investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporations behalf, subject to the oversight and approval of the Corporations Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.
     (b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
     (c) Subject to the requirements of the Investment Company
Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a Sub-Adviser) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporations investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-
Adviser to comply with sections 1(e) and 1(f) below as if it were the Adviser.
     (d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.
     (e) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporations portfolio transactions and shall render to the Corporations Board of Directors such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporations request, provided that the Adviser may retain a copy of such records.
     (f) The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities laws by the Adviser. The Adviser has provided the Corporation, and shall provide the Corporation at such times in the future as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures. Such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company
Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the report shall so state.
2. CORPORATIONS RESPONSIBILITIES AND EXPENSES PAYABLE BY THE CORPORATION. All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation. The Corporation will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporations net asset value
(including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporations investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Corporations investments; offerings of the Corporations common stock and other securities; investment advisory and management fees;
administration fees, if any, fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees;
all costs of registration and listing the Corporations shares on any securities exchange; federal, state and local taxes;
independent Directors fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporations allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Corporation in connection with administering the Corporations business, including rent and the allocable portion of the cost of the Corporations chief compliance officer and chief financial officer and their respective staffs.
3. COMPENSATION OF THE ADVISER.
     The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (Base Management Fee) and an incentive fee (Incentive Fee) as hereinafter set forth. The
Corporation shall make any payments due hereunder to the Adviser or to the Advisers designee as the Adviser may otherwise direct.
     (a) Base Management Fee.
          (i) For services rendered during the period from the effective date of the Corporations election under Section 54(a) of the Investment Company Act (the Effective Date) through the end of the reported second full fiscal quarter of the Corporation thereafter, the Base Management Fee shall be payable monthly in advance, and shall be calculated at an annual rate of 2.00% of the value of the Corporations total assets, less the cash proceeds and cash equivalent investments from equity investors that are not invested in debt or equity securities of portfolio companies in accordance with the Corporations investment objectives described in the Registration Statement
(the Gross Invested Assets), valued as of the end of each preceding month during the period.
         (ii) For services rendered after the end of the reported second full fiscal quarter of the Corporation following the Effective Date, the Base Management Fee shall be payable quarterly in arrears, and shall be calculated at an annual rate of 2.00% of the average value of the Corporations total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings
(the Gross Assets), valued as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
          (iii) Base Management Fees payable for any partial month or quarter will be appropriately prorated.
     (b) The Incentive Fee shall consist of two parts, as follows:
          (i) One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that the Corporation receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Corporation during the calendar quarter, minus the Corporations operating expenses for the quarter (including the Base Management Fee, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive
Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash and includes the proportionate share of the portfolio companies net income allocable to equity holdings that has not been distributed as dividends. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporations net assets at the end of the immediately preceding calendar quarter, will be compared to a hurdle rate of 1.75% per quarter (7% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporations pre-
Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Corporations pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the Corporations pre-
Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the Corporations pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
          (ii) The second part of the Incentive Fee (the
Capital Gains Fee) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), commencing on March 31, 2009, and will equal 20.0% of the Corporations realized capital gains for the 2008 calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Capital Gains Fee determined as of March 31, 2009 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period ending
March 31, 2009. The amount of capital gains used to determine the Capital Gains Fee shall be calculated at the end of each applicable year by subtracting the sum of the Corporations
Cumulative Aggregate Realized Capital Losses and Aggregate
Unrealized Capital Depreciation from the Corporations Cumulative Aggregate Realized Capital Gains (each as defined in Section below. If this number is positive at the end of such year, then the Capital Gains Fee for such year will be equal to 20.0% of such amount, less the aggregate amount of any Capital Gains Fees paid in all prior years. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains
Fee.


          (iii) For purposes of this Section 3:
                (1) Cumulative Aggregate Realized Capital
Gains shall mean the sum of the differences between the net sales price of each investment in the Corporations portfolio when sold, and the original cost of such investment since inception.
                (2) Cumulative Aggregate Realized Capital
Losses shall mean the sum of the amounts by which the net sales price of each investment in the Corporations portfolio when sold is less than the original cost of such investment since inception.
                (3) Aggregate Unrealized Capital Depreciation shall mean the sum of the difference, if negative, between the valuation of each investment in the Corporations portfolio as of the applicable Capital Gains Fee calculation date and the original cost of such investment.
4. COVENANTS OF THE ADVISER.
     The Adviser covenants that it is or will be prior to the Effective Date, a registered as an investment adviser under the Advisers Act, if applicable or if not applicable under the laws of the jurisdiction in which its principal executive office is located. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5. EXCESS BROKERAGE COMMISSIONS.
     The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firms risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporations portfolio, and constitutes the best net results for the Corporation.
6. LIMITATIONS ON THE EMPLOYMENT OF THE ADVISER.
     The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporations portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Advisers right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.
7. RESPONSIBILITY OF DUAL DIRECTORS, OFFICERS AND/OR EMPLOYEES. If any person who is a manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8. LIMITATION OF LIABILITY OF THE ADVISER: INDEMNIFICATION.
     The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner, each of whom shall be deemed a third party beneficiary hereof) (collectively, the Indemnified Parties) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Advisers duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisers duties or by reason of the reckless disregard of the Advisers duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).
9. EFFECTIVENESS, DURATION AND TERMINATION OF AGREEMENT.
     This Agreement shall become effective as of the date of its approval by a majority of the common shareholders of the Corporation. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporations Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporations Directors who are not parties to this Agreement or interested persons (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporations Directors or by the Adviser. This Agreement will automatically terminate in the event of its assignment (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration.
10. NOTICES.
     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
11. AMENDMENTS.
     This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.
12. ENTIRE AGREEMENT: GOVERNING LAW.
     This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.


UNITED ECOENERGY CORPORATION

By:

____/s/____________________
William Mackey
Chief Executive Officer

UNITED ECOENERGY ADVISORS, LLC


By:


 ___/s/__________________
Patrick Donelan
Chief Executive Officer